EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Guaranteed Rate, Inc.  The review included a total of 660 newly originated residential mortgage loans, in connection with the securitization identified as RATE 2022-J1 (the “Securitization”).  The Review was conducted from October 2021 through December 2021 on mortgage loans originated between August 2021 and November 2021.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.
The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

 Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

 Consolidated Analytics performed a “Valuation Review,” which included the following:

a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
For all loans within the population, additional valuation products were not required when the CU score provided was below 2.5. In the event the CU score was equal to or greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance.  In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (471 loans in total):

419 loans had Desktop Reviews.

If a loan with a Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.

2 loans had a Field Review, of which all supported value.

Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 660 mortgage loans reviewed, eight (8) unique mortgage loans (1.21% by loan count) had a total of 8 different tape discrepancies across one data field. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Escrow_Indicator	8	100.00%
Total Discrepancies:	8	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 92.88% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	613	$590,343,217	92.88%
Event Grade B	47	$44,570,074	7.12%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	660	$634,913,291	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	654	99.09%
Event Grade B	6	0.91%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	660	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	620	93.94%
Event Grade B	40	6.06%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	660	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	658	99.70%
Event Grade B	2	0.30%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	660	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Property is located in a FEMA disaster area	108
		Fraud Report Shows Uncleared Alerts	28
		Hazard Insurance Coverage is Not Sufficient.	23
		DTI Exceeds AUS Maximum Allowable	11
		Appraisal date is greater than 120 days from Origination date.	9
		Hazard Insurance Coverage is Not Sufficient	9
		Asset Documents are Incomplete	8
		Borrower Employment Verification does not meet guidelines	8
		Housing history does not meet guidelines	6
		Borrower Liabilities Verification Indicator is Partial	6
		AUS is Missing	6
		Transmittal Summary is Missing	5
		Qualifying DTI exceeds Guideline Maximum Allowable	5
		Borrower Income Verification does not match Approval	5
		Balance Sheet Does Not Meet Guidelines	5
		Liquid Reserves are less than Guidelines Required	4
		Profit and Loss Does Not Meet Guidelines	4
		CoBorrower Employment Verification does not meet guidelines	4
		Condo Approval Missing	3
		Borrower Transcripts are missing	3
		Fraud Report Missing	3
		Underwriting LTV exceeds Guideline Maximum Allowable	3
		Hazard Insurance Effective Date is after the Note Date	3
		Transmittal Summary is Partial	3
		OFAC Check was not completed/Cleared.	2
		CoBorrower Income Verification does not match Approval	2
		CLTV Exceeds the AUS Maximum Allowable	2
		Borrower Income Verification is less than 12 months	2
		HAZARD INSURANCE CERTIFICATE MISSING	2
		LTV Exceeds AUS Maximum Allowable	2
		Flood Certificate is Missing	2
		Underwriting CLTV exceeds Guideline Maximum Allowable	2
		Initial Credit Application is Not Executed	2
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	2
		HMDA Data Tape Not Provided	2
		FICO is less than the AUS Minimum Required	1
		Liquid Reserves (Months) are less than AUS Minimum Required.	1
		Title Policy is Missing	1
		Minimum Trade Line Requirement Not Met	1
		Loan amount is greater than the maximum loan amount allowed per guidelines	1
		Note Document Indicator is Missing	1
		Insufficient cash to close.	1
		Note is not executed by all borrowers	1
		AUS is Partial	1
		CoBorrower Transcripts is Missing	1
		Final Loan Application is Partial	1
		Executed HELOC closure letter not provided.	1
		Cash to Borrower Exceeds Maximum Allowable	1
		Property flood zone reflects property is in a Flood Zone but Special Flood Zone is marked No	1
		Total Credit Grade (A) Exceptions:	308
	B	Borrower residency documentation not provided or issue with documentation	1
		Underwriting CLTV exceeds Guideline Maximum Allowable	1
		Initial Credit Application is Not Executed	1
		DTI Exceeds AUS Maximum Allowable	1
		Underwriting LTV exceeds Guideline Maximum Allowable	1
		Fraud Report Shows Uncleared Alerts	1
		HMDA Data Tape Not Provided	1
		Total Credit Grade (B) Exceptions:	7
Compliance	A	Charges That Cannot Increase Test	74
		Consummation or Reimbursement Date Validation Test	68
		Reimbursement Amount Test	67
		Charges That In Total Cannot Increase More Than 10% Test	31
		ATR/QM Status is Pending	31
		Prohibited Fees Test	26
		TILA Finance Charge Test	17
		TRID Post-Consummation Reason for Redisclosure Validation Test	15
		Security Instrument Indicator is Missing	13
		Initial Closing Disclosure Delivery Date Test	11
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	11
		Initial Loan Estimate Delivery Date Test (from application)	10
		TRID Consummation Date and Closing / Settlement Date Validation Test	7
		Written List of Service Providers Disclosure Date Test	7
		High-Cost Mortgage Date the Rate Was Set Validation Test	7
		TILA Right of Rescission Test	6
		Late Fees Test	6
		Evidence of Rate Lock Not Provided	6
		Lender Credits That Cannot Decrease Test	6
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	5
		Home Loan	5
		RESPA Homeownership Counseling Organizations Disclosure Date Test	5
		Per Diem Interest Amount Test	4
		TRID Disclosure Delivery and Receipt Date Validation Test	4
		TILA Financing of Credit Insurance Test	4
		Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	4
		TRID Total of Payments Test	3
		Mortgage Loan Finding	3
		CA AB 489/344 Consumer Loan Single Premium Credit Insurance Test	3
		Reimbursement Amount Validation Test	3
		Regulation § 1026.43(c)(2)(i) failure - The borrower(s) reasonably expected income or assets was not properly considered.	3
		TRID "Section C. Services You Can Shop For / Services Borrower Did Shop For" Validation Test	2
		TRID "Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For" Validation Test	2
		Home loan Toolkit is Missing	2
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6)).	2
		Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	2
		Right to Cancel is Missing	1
		TRID "Section H. Other" Validation Test	1
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		Affiliated Business Disclosure is Missing	1
		Security Instrument Indicator is Partial	1
		Right to Cancel Transaction Date is different from the Transaction Date	1
		The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	1
		Revised Closing Disclosure Delivery Date Test (No Waiting Period Required) Test	1
		The file does not contain a complete copy of the Loan Estimate. Unable to fully test for TRID tolerance.	1
		Collateral Protection Act 815 Ill. Comp. Stat. 180/1 et seq. - Collateral Protection Notice was not provided	1
		Incorrect rescission model used - RTC form model G-5 or G-7 used for non-HELOC loan	1
		Regulation § 1026.43(c)(2)(vi) failure - The consumer's current debt obligations alimony and child support or other debt obligations were not confirmed and included in the DTI.	1
		MI HB 6121 Mortgage Loan Finding	1
		TRID Post-Consummation Revised Closing Disclosure Date and Consummation Date Validation Test	1
		MN Date the Rate Was Set Validation Test	1
		TRID "Section A. Origination Charges" Validation Test	1
		Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		Regulation § 1026.43(c)(2)(ii) failure - The borrower(s) current employment status was not verified.	1
		Total Compliance Grade (A) Exceptions:	505
	B	Home loan Toolkit is Missing	13
		Prohibited Fees Test	9
		Charges That Cannot Increase Test	5
		Prohibited Fees First Lien Test	3
		TILA Financing of Credit Insurance Test	3
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	3
		Homeownership Counseling Disclosure is Missing	3
		TILA Right of Rescission Test	2
		Affiliated Business Disclosure is Missing	2
		TRID Post-Consummation Reason for Redisclosure Validation Test	1
		Cal. Fin. Code § 4973(k) - Consumer Caution and Home Ownership Counseling Notice Disclosure was not provided	1
		Tex. Const. art. XVI § 50(f)(2) - Texas F2 Notice for Non Home Equity was not provided	1
		Initial Closing Disclosure Delivery Date Test	1
		TRID "Section E. Taxes and Other Government Fees" Validation Test	1
		Intent to Proceed is Missing	1
		Right to Cancel is Missing	1
		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	1
		TILA Finance Charge Test	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		CA AB 489/344 Consumer Loan Single Premium Credit Insurance Test	1
		Consummation or Reimbursement Date Validation Test	1
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		High-Cost Mortgage Date the Rate Was Set Validation Test	1
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		Reimbursement Amount Test	1
		Late Fees Test	1
		Total Compliance Grade (B) Exceptions:	49
Property	A	Third Party Valuation Product not Provided	43
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	26
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	10
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	5
		Third Party Valuation Product not Provided.	2
		Appraiser's License was Inactive at time of origination	2
		Third Party Desk Review variance to appraised value exceeds 10%	2
		Is Completion Certificate in file is No	1
		Title Issues Present	1
		Origination Appraisal is Partial	1
		Total Property Grade (A) Exceptions:	93
	B	Second Appraisal is Missing	2
		Total Property Grade (B) Exceptions:	2

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income,

Credit Event Grades
assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

Valuation Event Grades
C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.